Exhibit 10.1
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                                 AMENDED AND RESTATED

                                STOCK PURCHASE AGREEMENT

                                     by and among

                                TRIARC COMPANIES, INC.,

                               VICTOR POSNER TRUST NO. 6

                                          and

                               SECURITY MANAGEMENT CORP.


                               -------------------------

                               for all of the shares of

                                Class B Common Stock of

                                TRIARC COMPANIES, INC.
                               -------------------------

                                    August 19, 1999
                               -------------------------


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                                   TABLE OF CONTENTS

                                                                          PAGE #


1.      Sale and Purchase of Shares.............................................
        1.1.   Sale and Purchase of Shares......................................
        1.2.   Payment of the Purchase Price....................................
        1.3.   Delivery of Shares...............................................
        1.4.   Changes in Capitalization........................................

2.      Closing; Closing Date...................................................

3.      Representations and Warranties of the Sellers...........................
        3.1.   Title to the Shares..............................................
        3.2.   Due Incorporation and Authority..................................
        3.3.   Authority to Execute and Perform Agreement.......................
        3.4.   No Conflict......................................................
        3.5.   Representations and Warranties on Closing Date...................

4.       Representations and Warranties of the Company..........................
        4.1.   Due Incorporation and Authority..................................
        4.2.   Authority to Execute and Perform Agreement.......................
        4.3.   No Conflict......................................................
        4.4.   Representations and Warranties on Closing Date...................

5.      Covenants and Agreements................................................
        5.1.   Sophisticated Seller.............................................
        5.2.   Publicity........................................................
        5.3.   Expenses.........................................................
        5.4.   Further Assurances...............................................

6.      Conditions Precedent to the Obligation of the Company to Close..........

7.      Conditions Precedent to the Obligation of the Sellers to Close..........

8.      Termination of Agreement................................................
        8.1.   Termination......................................................
        8.2.   Survival After Termination.......................................

9.      Miscellaneous...........................................................
        9.1.   Consent to Jurisdiction and Service of Process...................
        9.2.   Notices..........................................................
        9.3.   Entire Agreement.................................................



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        9.4.   Waivers and Amendments; Non-Contractual Remedies;
               Preservation of Remedies.........................................
        9.5.   Governing Law....................................................
        9.6.   Binding Effect; Assignment.......................................
        9.7.   Counterparts.....................................................
        9.8.   Exhibits and Schedules...........................................
        9.9.   Headings.........................................................
        9.10.  Interpretation...................................................
        9.11.  Fees of Legal Disputes...........................................
        9.12.  Severability of Provisions.......................................

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Exhibit:

     A - Form of Escrow Agreement



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                                 AMENDED AND RESTATED
                               STOCK PURCHASE AGREEMENT


               AGREEMENT, dated August 19, 1999, by and among TRIARC COMPANIES, INC., a Delaware corporation (the "Company"), and VICTOR POSNER TRUST NO. 6, a trust organized by an instrument executed in Florida (the "Posner Trust"), and SECURITY MANAGEMENT CORP., a Maryland corporation ("SM") (each of the Posner Trust and SM, a "Seller" and, collectively, the "Sellers") for the purchase and sale of all of the issued and outstanding shares of Class B Common Stock of the Company.

               The Sellers are the beneficial and record owners of 5,997,622 of the issued and outstanding shares of Class B Common Stock, par value $0.10 per share (the "Shares"), of the Company. The Sellers wish to sell to the Company, and the Company wishes to purchase from the Sellers, all of the Shares upon the terms and subject to the conditions of this Agreement.

               The Company, the Posner Trust and SM are parties to a Stock Purchase Agreement, dated August 12, 1999 (the "Stock Purchase Agreement"). The Company, the Posner Trust and SM wish to amend and restate the terms and conditions of the Stock Purchase Agreement.

               Accordingly, the parties agree as follows:

               1.     Sale and Purchase of Shares.

                     1.1. Sale and Purchase of Shares. At each of the closings provided for in Article 2 (collectively the "Closings" and each a "Closing"), upon the terms and subject to the conditions of this Agreement and in reliance upon the representations, warranties and agreements of the parties contained herein, the Sellers shall sell to the Company, and the Company shall purchase from the Sellers, the Shares as follows: (i) at the First Closing (as defined below) the Company shall purchase from the Sellers 1,999,208 Shares (the "First Closing Shares") for an aggregate purchase price of $40,863,812 (the "First Purchase Price") (the First Purchase Price is based on a price of $20.44, per Share, which was the current trading price of the Company's Class A Common Stock at the time the transaction was negotiated); and (ii) at each of the Second Closing and the Third Closing (each as defined below), the Company shall purchase from the Sellers 1,999,207 Shares (the "Subsequent Closing Shares") for an aggregate purchase price (at each closing) of $42,343,204 (the "Second Purchase Price") based on a price of $21.18 and $43,842,610 (the "Third Purchase Price") based on a price of $21.93, respectively, to be paid in accordance with
Section 1.2 below. Each of the First Purchase Price, the Second Purchase Price and the Third Purchase Price shall be referred to herein as a "Purchase Price".

                     1.2. Payment of the Purchase Price. At each Closing the applicable Purchase Price shall be delivered by the Company to the Escrow Agent to be disbursed by the Escrow Agent to the Sellers as provided in the Escrow Agreement.

                     1.3.   Delivery of Shares.




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                     Not less than 1 business day prior to the First Closing the
Sellers shall deliver stock certificates representing the Shares to a financial institution reasonably satisfactory to the parties, as escrow agent (the "Escrow Agent"), pursuant to an escrow agreement substantially in the form of Exhibit A with such changes as the Escrow Agent may require subject to the parties consent, such consent not to be unreasonably withheld (the "Escrow Agreement"), each such certificate duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, and with all appropriate stock transfer tax stamps affixed. At each Closing, the Sellers and the Company shall cause the Escrow Agent to deliver to the Company stock certificates representing the applicable number of Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, and with all appropriate stock transfer stamps affixed.

                     1.4. Changes in Capitalization. Any and all cash or other property distributed to, or to be distributed to, the Sellers with respect to any of the Subsequent Shares, other than regular quarterly dividends, if any, shall be promptly delivered to the Escrow Agent to be held in accordance with the Escrow Agreement. If any stock dividend, stock distribution, spinoff, stock split, recapitalization, combination or exchange of shares, merger, consolidation, reorganization, liquidation or other similar change or transaction of or by the Company occurs as a result of which shares of any securities are issued in respect of outstanding Shares, or in respect of outstanding shares of Class A Common Stock, par value $0.10 (the "Class A Stock"), of the Company, or outstanding Shares, or shares of Class A Stock, are changed into the same or a different number of shares of the same or another class or classes, all references to the Shares and prices per share of the Shares shall be appropriately adjusted to reflect such transaction. A written certification by Deloitte & Touche LLP of any such adjustment shall be binding on the parties hereto, absent demonstrable error.

               2. Closing; Closing Date. The Closings of the sale and purchase of the Shares contemplated hereby shall take place at the offices of the Escrow Agent, New York, New York at 10:00 a.m. local time, as follows: (i) the First Closing shall take place on the third business day following the date on which all of the conditions set forth in Sections 6 and 7 (other than conditions to be satisfied as of the Closing Date) have been satisfied or waived, or such other time or date as the parties may mutually agree in writing, provided that all of the conditions to the Closing set forth in Articles 6 and 7 have been satisfied or waived by the party entitled to waive the same (the time and date upon which the First Closing occurs is herein called the "First Closing Date"); (ii) the Second Closing shall take place on the first anniversary of the First Closing Date, or such earlier time or date as determined by the Company upon three business days prior written notice, provided that the conditions set forth in Articles 6 and 7 have been satisfied or waived by the party entitled to waive the same (the time and date upon which the Second Closing occurs is herein called the "Second Closing Date"); and (iii) the Third Closing shall take place on the second anniversary of the First Closing Date,



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or such earlier time or date as  determined  by the Company upon three  business days prior written notice, provided that the conditions set forth in Articles 6 and 7 have been satisfied or waived by the party entitled to waive the same (the time and date upon which the Third Closing occurs is herein called the "Third Closing Date" and each of the First Closing Date, the Second Closing Date and the Third Closing Date are herein called a "Closing Date").

               3. Representations and Warranties of the Sellers. The Sellers, severally and jointly, represent and warrant to the Company as follows:

                   3.1. Title to the Shares. The Sellers own beneficially and of record, free and clear of any lien, pledge, mortgage, deed of trust, security interest, claim, lease, license, charge, option, right of first refusal (other than to the Buyer), easement, servitude, transfer restriction, encumbrance or any other restriction or limitation whatsoever (collectively, "Liens"), the Shares, and, upon delivery of and payment for the Shares at each of the Closings as herein provided, the Sellers will convey to the Company good and valid title thereto, free and clear of any Lien.

                    3.2. Due Incorporation and Authority. SM is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all requisite corporate power and lawful authority to carry on its business as now being and heretofore conducted. The Posner Trust is duly organized by a validly executed document and is validly existing.

                     3.3. Authority to Execute and Perform Agreement. Each of the Sellers has full legal right and power and all authority and approvals required to enter into, execute and deliver this Agreement and each and every agreement and instrument contemplated hereby to which the Posner Trust or SM is or will be a party and to perform fully its obligations hereunder and thereunder. This Agreement has been duly executed and delivered by each of the Sellers, and on each Closing Date, each and every agreement and instrument contemplated hereby to which the Posner Trust or SM is a party will be duly executed and delivered by the Posner Trust and/or SM, as applicable and (assuming due execution and delivery hereof and thereof by the Company) this Agreement and each such other agreement and instrument will be valid and binding obligations of each of the Sellers enforceable against each of the Sellers in accordance with their respective terms.

                   3.4.  No Conflict.  The execution and delivery by each of the
Sellers of this Agreement and each and every agreement and instrument contemplated hereby to which either of the Sellers is a party, the consummation of the transactions contemplated hereby and thereby and the performance by each of the Sellers of this Agreement and each such other agreement and instrument in accordance with their respective terms and conditions will not (a) violate any provision of the Certificate of Incorporation or By-laws (or comparable instruments) of SM; (b) require the Sellers to



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obtain any  consent,  approval,  authorization  or action of, or make any filing with or give any notice to, any governmental body or any other person; (c) violate, conflict with or result in the breach of any of the terms and conditions of, result in a material modification of the effect of, otherwise cause the termination of or give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, commitment or other binding arrangement (each a "Contract") to which either of the Sellers is a party or by or to which either of the Sellers is or the Shares held by the Sellers are or may be bound or subject; (d) violate any law or order of any governmental body applicable to either of the Sellers or to the Shares held by the Sellers; (e) result in the creation of any Lien on the Shares held by the Sellers or (f) violate any provision of the organizational documents of the Posner Trust;.

                      3.5. Representations and Warranties on Closing Date. The representations and warranties contained in this Article 3 shall be true on and as of each Closing Date with the same force and effect as though such representations and warranties had been made on and as of such Closing Date and shall survive each Closing Date indefinitely; provided, however, that for each of the Second Closing and Third Closing the representations and warranties contained in Section 3.1 shall only apply to the Subsequent Closing Shares purchased at such Closing.

               4. Representations and Warranties of the Company. The Company represents and warrants to the Sellers as follows:

                      4.1. Due Incorporation and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being and as heretofore conducted.

                     4.2. Authority to Execute and Perform Agreement. Subject to the approval of the Board of Directors of the Company, the Company has the full legal right and power and all authority and approvals required to enter into, execute and deliver this Agreement and each and every agreement and instrument contemplated hereby to which the Company is or will be a party and to perform fully its obligations hereunder and thereunder. This Agreement has been duly executed and delivered by the Company, and on each Closing Date, each and every agreement and instrument contemplated hereby to which the Company is a party will be duly executed and delivered by the Company and (assuming due execution and delivery hereof and thereof by the other parties hereto and thereto) this Agreement and each such other agreement and instrument will be valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.




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                     4.3. No Conflict. The execution and delivery by the Company of this Agreement and each and every other agreement and instrument contemplated hereby to which the Company is a party, the consummation of the transactions contemplated hereby and thereby and the performance by the Company of this Agreement and each such other agreement and instrument in accordance with their respective terms and conditions will not (a) violate any provision of the Certificate of Incorporation or By-laws (or comparable instruments) of the Company; (b) other than any filings required under the Exchange Act or the rules of the New York Stock Exchange, require the Company to obtain any consent, approval, authorization or action of, or make any filing with or give any notice to, any governmental body or any other person; (c) violate, conflict with or result in the breach of any of the terms and conditions of, result in a material modification of the effect of, otherwise cause the termination of or give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any material Contract to which the Company is a party or by or to which the Company or any of its properties is or may be bound or subject; or (d) violate any law or order of any governmental body applicable to the Company.

                      4.4. Representations and Warranties on Closing Date. The representations and warranties contained in this Article 4 shall be true on and as of each Closing Date with the same force and effect as though such representations and warranties had been made on and as of such Closing Date and shall survive each Closing Date for a period of one year.

               5.  Covenants and Agreements.

                  5.1. Sophisticated Seller. The Sellers covenant and agree that they are sophisticated sellers with respect to the Shares and have independently and without reliance upon the Company, and based on such information as the Sellers have deemed appropriate in their independent judgment, made their own analysis and decision to enter into this Agreement. The Buyer has not made and does not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement.

                  5.2. Publicity. The parties agree that no publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by the Sellers and the Company except to the extent required to be made by the Company by applicable law or the requirements of the New York Stock Exchange.

                  5.3. Expenses. he parties to this Agreement shall, except as otherwise specifically provided herein, bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the



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transactions  contemplated  hereby,  including  all fees and expenses of agents, representatives, counsel and accountants.

                  5.4. Further Assurances. Each of the parties shall execute such documents and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. The Sellers hereby agree not to sell, assign, transfer, encumber, hypothecate or create any Lien on any of the Shares, other than as provided herein, during the term of this Agreement.

               6. Conditions Precedent to the Obligation of the Company to Close. The obligation of the Company to enter into and complete each of the Closings is subject, at the option of the Company acting in accordance with the provisions of Article 8 with respect to termination of this Agreement, to the fulfillment on or prior to each of the Closing Dates of the following conditions, which may be waived by the Company: (i) The representations and warranties of the Sellers contained in this Agreement shall be true on and as of each such Closing Date with the same force and effect as though made on and as of each such Closing Date; (ii) each of the Sellers shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by such Seller on or prior to such Closing Date;
(iii) each of the Sellers shall have delivered to the Company a certificate, dated each such Closing Date and signed by such Seller, to the effect of clauses
(i) and (ii); (iv) there shall not exist any injunction, court order, law or other governmental action prohibiting or restraining the consummation of the transaction; (v) the Board of Directors of the Company shall have approved the transactions contemplated hereby; and (vi) with respect to the First Closing, the Company, the Sellers and the Escrow Agent shall have entered into the Escrow Agreement.

               7. Conditions Precedent to the Obligation of the Sellers to Close. The obligation of the Sellers to enter into and complete each of the Closings is subject, at the option of the Sellers acting in accordance with the provisions of Article 8 with respect to termination of this Agreement, to the fulfillment on or prior to each of the Closing Dates of the following conditions, which may be waived by the Sellers: (i) the representations and warranties of the Company contained in this Agreement shall be true on and as of such Closing Date with the same force and effect as though made on and as of each such Closing Date; (ii) the Company shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to each such Closing Date; (iii) the Company shall have delivered to the Sellers a certificate, dated such Closing Date and signed by an officer of the Company, to the effect of clauses (i) and (ii); (iv) with respect to the First Closing, the Company, the Sellers and the Escrow Agent shall have entered into the Escrow Agreement; and (v) there shall not exist any injunction, court order, law, or other governmental action prohibiting or restraining the consummation of the transaction.



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               8.     Termination of Agreement.

                      8.1. Termination. (i) This Agreement may be terminated prior to the First Closing as follows:

                           (a) subject to subsection (d) below, at the election
of the Sellers if the conditions to the obligation of the Sellers to close set forth in Article 7 have not been fulfilled as of August 31, 1999;

                           (b) subject to subsection (d) below, at the election
of the Company, if the conditions to the obligation of the Company to close set forth in Article 6 have not been fulfilled as of August 31, 1999;

                           (c) at any time on or prior to the First Closing
Date, by mutual written consent of the Sellers and the Company; and

                           (d) in the event the Closing has not occurred because
the condition contained in Section 6(iv) and 7(v) has not been satisfied, the date in subsections (a) and (b) shall be extended to September 30, 1999.

                      (ii) This Agreement may be terminated prior to the first anniversary of the First Closing Date as follows:

                           (a) subject to subsection (d) below, at the election
of the Sellers if the conditions to the obligation of the Sellers to close set forth in Article 7 have not been fulfilled as of the first anniversary of the First Closing Date;

                           (b) subject to subsection (d) below, at the election
of the Company, if the conditions to the obligation of the Company to close set forth in Article 6 (other than Clause v thereof) have not been fulfilled as of the first anniversary of the First Closing Date;

                           (c)  at any time on or prior to the first anniversary
of the First Closing Date, by mutual written consent of the Sellers and the Company; and

                           (d) in the event the Closing has not occurred because
the condition contained in Section 6(iv) and 7(v) has not been satisfied, the date in subsections (a) and (b) shall be extended by one month.

                      (iii) This Agreement may be terminated prior to the second anniversary of the First Closing Date as follows:




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                          (a)  subject to subsection (d) below, at the election
of the Sellers if the conditions to the obligation of the Sellers to close set forth in Article 7 have not been fulfilled as of the second anniversary of the First Closing Date;

                          (b)  subject to subsection (d) below, at the election
of the Company, if the conditions to the obligation of the Company to close set forth in Article 6 (other than Clause v thereof) have not been fulfilled as of the second anniversary of the First Closing Date;

                          (c)  at any time on or prior to the second anniversary
of the First Closing Date, by mutual written consent of the Sellers and the Company; and

                           (d) in the event the Closing has not occurred because
the condition contained in Section 6(iv) and 7(v) has not been satisfied, the date in subsections (a) and (b) shall be extended by one month.

               If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 8.2.

                  8.2. Survival After Termination. If this Agreement terminates pursuant to Section 8.1 and the Contemplated Transactions are not consummated, this Agreement shall become null and void and have no further force or effect, except that any such termination shall be without prejudice to the rights of any party on account of the nonsatisfaction of the conditions set forth in Articles 6 and 7 resulting from the intentional or willful breach or violation of the representations, warranties, covenants or agreements of another party under this Agreement. Notwithstanding anything in this Agreement to the contrary, the provisions of Sections 5.2 and 5.3, this Section 8.2 and Article 9 shall survive any termination of this Agreement.

               9.     Miscellaneous.

                      9.1. Consent to Jurisdiction and Service of Process. Any Claim arising out of or relating to this Agreement or the transactions contemplated hereby may be instituted in any Federal court of the Southern District of New York or any state court located in New York County, State of New York, and each party agrees not to assert, by way of motion, as a defense or otherwise, in any such claim, any claim that it is not subject personally to the jurisdiction of such court, that the claim is brought in an inconvenient forum, that the venue of the claim is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party further irrevocably submits to the jurisdiction of such court in any such claim. Each Seller hereby appoints Ferrell Schultz Carter & Fertel, P.A. (the "Agent"), at the Agent's offices of 201 South Biscayne Blvd., Miami, Florida 33131, or its office at such other address in New York, New York, as it hereafter furnishes to the other



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parties,  as such party's  authorized  agent to accept and  acknowledge  on such party's behalf service of any and all process that may be served in any such claim. Any and all service of process and any other notice in any such claim shall be effective against any party if given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as herein provided[, or by personal service on the Agent with a copy of such process mailed to such party by first class mail or registered or certified mail, return receipt requested, postage prepaid]. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction.

                     9.2. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail or by a reputable courier service, postage prepaid. Any such notice shall be deemed given when so delivered personally, or sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mails, as follows: (i) if to the Company, to Triarc Companies, Inc., 280 Park Avenue, New York, NY 10017, Attention: Brian Schorr, Esq., telephone (212) 451-3045, facsimile (212) 451-3216, with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064, Attention:
Neale Albert, Esq., telephone (212) 373-3000, facsimile (212) 757-3990; (ii) if to Security Management Corp., to it at 6917 Collins Avenue, Miami Beach, Florida 33141, Attention: Dave Weychert, CFO, telephone: (305) 866-7272, facsimile:
(305) 868-6817, with a copy to Victor Posner, 6917 Collins Avenue, Miami Beach, Florida 33141, facsimile: (305) 935-6575, and (iii) if to the Victor Posner Trust No. 6 to it at 6917 Collins Avenue, Miami Beach, Florida 33141, Attention:
Victor Posner, facsimile: (305) 935-6575, with a copy to Security Management Corp., 6917 Collins Avenue, Miami Beach, Florida 33141, Attention: Dave Weychert, CFO, telephone: (305) 866-7272, facsimile: (305) 868-6817.

Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

                      9.3. Entire Agreement. This Agreement and the Escrow Agreement contain the entire agreement among the parties with respect to the purchase of the Shares and supersede all prior agreements (including, without limitation, the Stock Purchase Agreement which is expressly amended and restated hereby) other than the Settlement Agreement, dated as of January 9, 1995 among the parties hereto and Victor Posner, (the "Settlement Agreement"), written or oral, with respect thereto. In the event the terms and conditions of this Agreement shall conflict with the terms and conditions of the Settlement Agreement, the terms and conditions of this Agreement shall govern.




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                      9.4.   Waivers and Amendments; Non-Contractual Remedies;
Preservation of Remedies. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Company and the Sellers or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement or any documents delivered pursuant to this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement or any documents delivered pursuant to this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

                     9.5. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

                     9.6. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. This Agreement is not assignable except by operation of law, except that the Company may assign its rights hereunder to any of its affiliates, to any successor to all or substantially all of its business or assets or to any bank or other financial institution that may provide financing for the transactions contemplated thereby.

                     9.7. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto. This Agreement shall be null and void ab initio unless each of the parties execute and deliver this agreement to the other parties by 6:15 p.m. New York time on the date hereof.

                    9.8. Exhibits and Schedules. The Exhibits and Schedules are a part of this Agreement as if fully set forth herein and all references to this Agreement shall be deemed to include the Exhibits and Schedules. All references herein to Sections, Exhibits and Schedules shall be deemed references to such



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parts of this Agreement, unless the context shall otherwise require.

                   9.9. Headings. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

                   9.10. Interpretation. The parties acknowledge and agree that:
(i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto, regardless of which party was generally responsible for the preparation of this Agreement.

                   9.11. Fees of Legal Disputes. In the event of a legal dispute between the Company and either or both of the Sellers under this Agreement, upon the final non-appealable judgment by a court of competent jurisdiction, the prevailing party's fees and expenses with respect to such legal dispute shall be paid by the nonprevailing party.

                      9.12.  Severability of Provisions.

                          (a) If any provision or any portion of any provision
of this Agreement shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement shall not be affected thereby.

                          (b) If the application of any provision or any portion
of any provision of this Agreement to any person or circumstance shall be held invalid or unenforceable, the application of such provision or portion of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby.

               IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                     BUYER:

                                            TRIARC COMPANIES, INC.


                                            By: BRIAN L. SCHORR
                                                --------------------------------
                                                Name:   Brian L. Schorr
                                                Title:  Executive Vice President


                                     SELLERS:

                                            SECURITY MANAGEMENT CORP.


                                            By: DAVID WEYCHERT
                                                --------------------------------
                                                Name:    David Weychert
                                                Title:   Chief Financial Officer


                                            VICTOR POSNER TRUST NO. 6


                                            By: VICTOR POSNER
                                                --------------------------------
                                                Name:     Victor Posner
                                                Title:    Trustee

                         Summary of Omitted Exhibit


Exhibit:

     A - Form of Escrow Agreement

The Registrant hereby agrees to furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon its request.